UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) March 4, 2015

Eos Petro, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53246	98-0550353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520 Los Angeles, California 90067
(Address of principal executive offices)

(310) 552-1555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Amendment to Merger Agreement

On March 4, 2015, Dune Energy, Inc., a Delaware corporation (“Dune”), provided notice to Eos Petro, Inc., a Nevada corporation (“Eos”), of its decision to terminate the Agreement and Plan of Merger, dated as of September 17, 2014 (as amended through such date, the “Merger Agreement”), by and among Dune, Eos, and Eos Merger Sub. Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Eos (“Purchaser”), in accordance with Section 8.1(c)(i) of the Merger Agreement.

Pursuant to the Merger Agreement, and on the terms and subject to the conditions described therein, Purchaser agreed to conduct a cash tender offer (the “Offer”) to purchase all of Dune’s issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), at a price of $0.30 per Share in cash, without interest, upon the terms and conditions set forth in the Merger Agreement (the “Offer Price”). Through a series of amendments to the Merger Agreement, the parties amended and extended the Merger agreement, ultimately until February 27, 2015, at midnight New York City time, when the Offer expired. The forgoing description of the Merger Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by, Eos’ Forms 8-Ks filed with the Securities and Exchange Commission on September 18, 2014, November 21, 2014, December 23, 2014, January 20, 2015, January 28, 2015, February 4, 2015, February 11, 2015, February 17, 2015, February 24, 2015, and February 26, 2015, which are incorporated herein by this reference.

After the expiration of the Offer, Dune was notified by Eos that shares of Dune common stock would be returned to the tendering stockholders. Pursuant to Section 8.1(c)(i) of the Merger Agreement, Dune’s letter terminating the Merger Agreement demands the Parent Termination Fee, as defined in the Merger Agreement, and reimbursement for certain expenses incurred by Dune.

Item 8.01 Other Events.

Press Release on Tender Offer Expiration

On March 9, 2015, the Company issued a press release announcing the expiration of the tender offer.  A copy of the press release is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eos Petro, Inc.
(Registrant)

Dated: as of March 9, 2015	By:	/s/ Nikolas Konstant
Nikolas Konstant
Chairman of the Board and
Chief Financial Officer

 Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of September 17, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Eos’s Current Report on Form 8-K filed with the SEC on September 18, 2014).

2.2
Letter Agreement, dated as of November 20, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.2 to Eos’s Current Report on Form 8-K filed with the SEC on November 21, 2014).

2.3
Third Amendment to Agreement and Plan of Merger dated December 22, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.3 to Eos’s Current Report on Form 8-K filed with the SEC on December 23, 2014).

2.4
Fourth Amendment to Agreement and Plan of Merger dated January 15, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.4 to Eos’s Current Report on Form 8-K filed with the SEC on January 20, 2015).

2.5
Fifth Amendment to Agreement and Plan of Merger dated January 23, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.5 to Eos’s Current Report on Form 8-K filed with the SEC on January 28, 2015).

2.6
Sixth Amendment to Agreement and Plan of Merger dated January 30, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.6 to Eos’s Current Report on Form 8-K filed with the SEC on February 4, 2015).

2.7
Seventh Amendment to Agreement and Plan of Merger dated February 6, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.7 to Eos’s Current Report on Form 8-K filed with the SEC on February 11, 2015).

2.8
Eighth Amendment to Agreement and Plan of Merger dated February 13, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.8 to Eos’s Current Report on Form 8-K filed with the SEC on February 17, 2015).

2.9
Ninth Amendment to Agreement and Plan of Merger dated February 20, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.9 to Eos’s Current Report on Form 8-K filed with the SEC on February 20, 2015).

2.10
Tenth Amendment to Agreement and Plan of Merger dated February 24, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.10 to Eos’s Current Report on Form 8-K filed with the SEC on February 26, 2015).

99.1	Eos Petro, Inc. Press Release dated March 9, 2015, entitled “Eos Petro’s Tender Offer to Acquire Dune Energy Expires.”